CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer Salomon Brothers Series Funds Inc - High Yield Bond Fund (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                    Chief Administrative Officer
Salomon Brothers Series Funds Inc -        Salomon Brothers Series Funds Inc -
High Yield Bond Fund                       High Yield Bond Fund

/s/ R. Jay Gerken                          /s/ Lewis E. Daidone
---------------------------                -----------------------------------
R. Jay Gerken                              Lewis E. Daidone
Date: September 2, 2003                    Date: September 2, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer Salomon Brothers Series Funds Inc - Short/Intermediate U.S. Government Fund (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                      Chief Administrative Officer
Salomon Brothers Series Funds Inc -          Salomon Brothers Series Funds Inc -
Short/Intermediate                           Short/Intermediate
U.S. Government Fund                         U.S. Government Fund

/s/ R. Jay Gerken                            /s/ Lewis E. Daidone
---------------------------                  -----------------------------------
R. Jay Gerken                                Lewis E. Daidone
Date: September 2, 2003                      Date: September 2, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer Salomon Brothers Series Funds Inc - Strategic Bond Fund (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                      Chief Administrative Officer
Salomon Brothers Series Funds Inc -          Salomon Brothers Series Funds Inc -
Strategic Bond Fund                          Strategic Bond Fund

/s/ R. Jay Gerken                            /s/ Lewis E. Daidone
---------------------------                  -----------------------------------
R. Jay Gerken                                Lewis E. Daidone
Date: September 2, 2003                      Date: September 2, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.